UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018 (November 1, 2018)

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Arias 3751, 7th Floor, Buenos Aires, Argentina C1430CRG
(Address of Principal Executive Offices) (Zip Code)

011-54-11-4640-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2018, MercadoLibre, Inc. (the “Company”) conducted a conference call with investors concerning its financial results for the fiscal quarter ended September 30, 2018. The Company also made an investor presentation available on its Investor Relations website, http://investor.mecadolibre.com.

A copy of the transcript of the conference call is attached hereto as Exhibit 99.1, and a copy of the presentation is attached hereto as Exhibit 99.2. The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2, shall be deemed furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Any statements in the exhibit attached herewith regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Note Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2017 and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Other Information

MercadoLibre, Inc. routinely posts important information for investors on its Investor Relations website, http://investor.mercadolibre.com. The Company uses this website as a means of disclosing material, non-public information and for complying with its disclosure obligations under Securities and Exchange Commission (“SEC”) Regulation FD (Fair Disclosure). Accordingly, investors should monitor MercadoLibre Inc.’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls and webcasts. The information contained on, or that may be accessed through, the Company’s website is not incorporated by reference into, and is not a part of, this report.

EXHIBIT INDEX

Exhibit Number	Description

99.1	MercadoLibre, Inc. November 1, 2018 Conference Call Transcript
99.2	MercadoLibre, Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: November 2, 2018	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer